SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy  Statement  Pursuant  to Section  14(a) of the  Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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|_| Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

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     3) Filing Party:

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     4) Date Filed:

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

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ROYAL BANCSHARES OF PENNSYLVANIA, INC. will be held at the Hilton Hotel Philadelphia, 4200 City Line Avenue, Philadelphia, Pennsylvania, 19131, on Wednesday, May 18, 2005, at 6:30 p.m., for the following purposes:

      1. ELECTION OF DIRECTORS. To elect five Class III Directors to serve a term of three years and until their successors are elected and qualified.

      2. ROYAL BANCSHARES OF PENNSYLVANIA, INC. STOCK OPTION AND APPRECIATION RIGHT PLAN. To amend the Plan in order to reserve an additional 150,000 shares of the Corporations' common stock for issuance under the Plan.

      3. RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Beard Miller Company, LLP, as Royal Bancshares' independent registered public accounting firm, as recommended by the Audit Committee.

      4. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

      Only shareholders of record at the close of business on April 1, 2005, are entitled to notice of and to vote at the meeting, either in person or by proxy.

      We enclose a copy of the 2004 Annual Report on Form 10-K for Royal Bancshares of Pennsylvania, Inc. Additional copies of the 2004 Annual Report on Form 10-K are available upon request. By Order of the Board of Directors

                                                    /s/ George J. McDonough,

                                                    George J. McDonough,
                                                    Secretary

Enclosures (Proxy Card and Annual Report)
April 15, 2005

      WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AFTER GIVING WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION.

                                TABLE OF CONTENTS

PROXY STATEMENT                                                           PAGE
---------------                                                           ----

General Information                                                        1

Revocation and Voting of Proxies                                           1

Voting Securities, Record Date and Quorum                                  1

Principal Shareholders                                                     2

Election of Directors                                                      3

Cumulative Voting                                                          3

Information about Nominees, Continuing Directors                           4-7
and Executive Officers

Nominees for Class III Directors                                           5

Meetings and Committees of the Board of Directors                          7-8

Compensation Committee Report on Executive Compensation                    8-9

The Audit Committee Report                                                 9-11

Remuneration of Directors and Officers and Other Transactions              11-14

Approval of an Amendment to the Stock Option and Appreciation Right Plan   15

Common Stock Performance Graph                                             16-17

Beneficial Ownership - Compliance                                          17

Selection of Independent Registered Public Accounting Firm                 18

Interest of Management and Others in Certain Transactions                  18

Employee Code of Ethics                                                    19

Legal Proceedings                                                          19

Shareholder Proposals and Communication                                    19

Other Matters                                                              19

                                 PROXY STATEMENT

                               GENERAL INFORMATION

      We furnish this proxy statement in connection with the solicitation of proxies by the Board of Directors of Royal Bancshares of Pennsylvania, Inc. ("the Corporation"), for the Annual Meeting of Shareholders of the Corporation to be held on May 18, 2005, and any adjournment or postponement of the meeting. The Corporation will bear the expense of soliciting proxies. In addition to mailings, Directors, officers and employees of the Corporation may solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefore, the Corporation will reimburse them for their reasonable forwarding expenses.

                        REVOCATION AND VOTING OF PROXIES

      The execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. You may revoke your proxy by delivering written notice of revocation to George J. McDonough, Secretary of the Corporation, at the Corporation's address at any time before the proxy is voted at the meeting. Unless revoked, the proxyholders will vote your proxy in accordance with your instructions. In the absence of instructions, proxyholders will vote all proxies FOR the election of the five nominees for Class III Director, FOR the amendment of Royal Bancshares of Pennsylvania, Inc. Stock Option and Appreciation Right Plan (the "Stock Option Plan") in order to reserve an additional 150,000 shares of the Corporations' common stock for issuance under the Stock Option Plan, and FOR the ratification of the appointment of Beard Miller Company LLP as the Corporation's independent registered public accounting firm. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, proxyholders will vote any proxy in accordance with the recommendations of the management of the Corporation.

                    VOTING SECURITIES, RECORD DATE AND QUORUM

      Shareholders of record at the close of business on April 1, 2005, are entitled to vote at the meeting and any adjournment or postponement of the meeting. At the close of business on April 1, 2005, there were 10,269,207 shares of Class A common stock exclusive of 215,388 treasury shares ($2.00 par value per share), issued and outstanding, and 1,978,347 shares of Class B common stock ($0.10 par value per share), issued and outstanding.

      Each shareholder is entitled to one vote for each share of Class A common stock and ten votes for each share of Class B common stock on all matters to be acted upon at the meeting, except that in the election of Directors shareholders are entitled to vote shares cumulatively. See "ELECTION OF DIRECTORS--CUMULATIVE VOTING."

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote constitutes a quorum for the conduct of business. A majority of the votes cast at a meeting, at which a quorum is present, is required to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of votes is required by law or under the Articles of Incorporation or Bylaws of the Corporation. Votes withheld and abstentions will be counted in determining the presence of a quorum. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

      In the case of the election of Directors, assuming the presence of a quorum, the five candidates receiving the highest number of votes for Class III Director shall be elected to the Board of Directors. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

                             PRINCIPAL SHAREHOLDERS

      The following table shows as of February 28, 2005, the amount of outstanding common stock beneficially owned by each shareholder (including any "group" as the term is used in Section 3(d)(3) of the Securities Exchange Act of
1934) known by the Corporation to be the beneficial owner of more than 5% of such stock. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to ten votes per share and may be converted into shares of Class A common stock at the current rate of 1.15 shares of Class A common stock for each share of Class B common stock. Beneficial ownership is determined in accordance with applicable regulations of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. For purposes of the table set forth below and the table following "Information about Nominees, Continuing Directors and Executive Officers," beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of February 28, 2005. In addition, a person is deemed to beneficially own any stock for which he, directly or indirectly, through any contact, arrangement, understanding, relationship or otherwise has or shares:

      o Voting power, which includes the power to vote or to direct the voting of the stock, or

      o Investment power, which includes the power to dispose or to direct the disposition of the stock.

Unless otherwise indicated in a footnote, shares reported in this table are owned directly by the reporting person. The percent of class assumes all options exercisable within 60 days of February 28, 2005, have been exercised and, therefore, on a pro forma basis, 10,759,802 shares of Class A common stock would be outstanding.

            Name and address of Beneficial owner      Shares Beneficially Owned      Percent of Class
            ------------------------------------      -------------------------      ----------------
            Daniel M. Tabas Trust (1)                 3,388,329 (Class A)            32.13%
            915 Montgomery Avenue                     1,046,481 (Class B)            52.90%
            Narberth, PA 19072

            Evelyn R. Tabas (2) (4)                   1,772,232 (Class A)            16.81%
            915 Montgomery Avenue                     452,830 (Class B)              22.89%
            Narberth, PA 19072

            Richard Tabas (3)                         71 (Class A)                   0.00%
                                                      131,048 (Class B)              6.76%

(1) The trustees for the Daniel M. Tabas Trust are Robert R. Tabas, Linda Tabas Stempel and Nicholas Randazzo who as a group have voting rights and dispositive control of these shares.

(2) The shares beneficially owned by Evelyn R. Tabas consist of: (a) 2,678 shares of Class A common stock owned and voted solely by Evelyn R. Tabas and 4,696 options currently exercisable to purchase shares of Class A common stock: (b) 265,700 Class A and 79,232 Class B shares held in the Lee Tabas Trust: (c) 247,693 Class A and 77,168 Class B held in the Susan Tepper Tabas Trust: (d) 233,101 Class A and 77,422 Class B shares held in the Linda Stempel Tabas Trust: (e) 224,041 Class A and 71,276 Class B shares held in the Joann Tabas Wurzak Trust: (f) 204,551 Class A and 76,602 Class B shares held in the Carol Tabas Stofman Trust: (g) 193,660 Class A and 71,130 Class B shares held in the Robert R. Tabas Trust: (h) 49,638 Class A shares held in the Elizabeth Rebecca Tabas Trust: and (i) 45,549 Class A Shares held in the Samuel Bradford Tabas Trust. Evelyn R. Tabas shares voting and dispositive control over the shares held in these trusts with James J. McSwiggan and Nicholas Randazzo.

(3) Mr. Tabas has sole power to vote and dispose of 114,478 shares of Class B common stock. He disclaims beneficial ownership of 16,346 shares of Class B common stock owned by his mother, Harriette Tabas and 71 shares of Class A common stock and 224 shares of Class B common stock owned by his wife, Leslee Silverman Tabas, Esquire. Upon information and belief, Mr. Tabas has no power to vote of dispose of these 71 shares of Class A common stock and 16,570 shares of Class B common stock.

(4) Evelyn R. Tabas has sole power to vote and dispose of 300,925 shares of Class A common stock from numerous trusts for the Tabas grandchildren.

                          ITEM 1 ELECTION OF DIRECTORS

      The Bylaws of the Corporation provide that the Board of Directors shall consist of not less than 5 nor more than 25 persons and that the Directors are classified with respect to the time they hold office by dividing them into 3 classes, as nearly equal in number as possible. The Bylaws further provide that the Directors of each class are elected for a 3 year term, so that the term of office of one class of Directors expires at the annual meeting each year. The Bylaws also provide that the aggregate number of Directors and the number of Directors in each class of Directors is determined by the Board of Directors. Any vacancy occurring on the Board of Directors is filled by appointment by the remaining Directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of office of the class of Directors to which he or she was appointed.

      There are presently 16 members of the Board of Directors. At the March 16, 2005, meeting of the Corporation's Board of Directors, in accordance with
Article 10 of the Corporation's Bylaws, the Directors fixed the number of Directors in Class I at 5, the number of Directors in Class II at 6 and the number of Directors in Class III at 5. Due to an exemption as a "Controlled Company" under NASDAQ Rules, we are not required to meet NASDAQ independence standards for our Board of Directors. NASDAQ Rules define a "Controlled Company" as one in which more than 50% of the voting power is held by an individual, group or another company. As shown above in the stock ownership table, through its ownership of Class A and Class B common stock, Daniel M. Tabas Trust and Evelyn R. Tabas control more than 50% of the voting power of the Corporation.

      The Board of Directors has nominated the following 5 persons for election to the Board of Directors as Class III Directors for a term of 3 years:

Carl M. Cousins  Lee E. Tabas  Evelyn R. Tabas  John M. Decker  Edward B. Tepper

                                CUMULATIVE VOTING

      In the election of Directors, every shareholder entitled to vote has the right, in person or by proxy, to multiply the number of votes to which he may be entitled by the number of Directors in the class to be elected at the annual meeting. Every shareholder may cast his or her whole number of votes for one candidate or may distribute them among any 2 or more candidates in the class. The 5 candidates receiving the highest number of votes for Class III Director at the meeting will be elected. There are no conditions precedent to the exercise of cumulative voting rights. Joseph P. Campbell and George J. McDonough, the persons named as proxies, have the right to vote cumulatively and to distribute their votes among the nominees as they consider advisable, unless a shareholder indicates on his or her Proxy how votes are to be cumulated for voting purposes.

                INFORMATION ABOUT NOMINEES, CONTINUING DIRECTORS
                             AND EXECUTIVE OFFICERS

      Information concerning the Directors of the Corporation, including the 5 persons nominated for election to the Board of Directors as Class III Directors at the meeting, the 11 continuing Directors and the executive officer(s) of the Corporation and all Directors and Officers as a group, is set forth below, including the number of shares of common stock of the Corporation beneficially owned, as of February 28, 2005, by each of them. The table includes options exercisable within 60 days of February 28, 2005 stock options unexercised, but currently exercisable, and stock beneficially owned. Unless otherwise indicated in a footnote, shares, reported in this table are owned directly by the reporting person and such person holds sole voting and investment power with respect to such shares. The percent of class assumes all options exercisable within 60 days of February 28, 2005, have been exercised and, therefore, on a pro forma basis, 10,759,802 shares of Class A common Stock would be outstanding. The information is furnished as of February 28, 2005, on which 10,544,414 Class A shares (exclusive of 215,388 treasury shares) and 1,978,347 Class B shares, were issued and outstanding.

                                           Director      Shares         Percent
                                          or Officer  Beneficially        of
          Name                   Age        Since        Owned           Stock
          ----                   ---        -----        -----           -----

CLASS I DIRECTORS

Joseph P. Campbell               58          1982        134,357(A)      1.27%

James J. McSwiggan (1)           49          1992         63,425(A)       .60%

Linda Tabas Stempel (2) (5)      53          2003          2,721(A)       .03%

Murray Stempel, III (5)          50          1998         24,943(A)       .24%

Howard Wurzak (5)                50          1992         12,109(A)       .11%

CLASS II DIRECTORS

Jack R. Loew                     57          1997         14,275(A)       .14%

Anthony J. Micale                67          1997         10,410(A)       .10%

Mitchell L. Morgan               50          2003         22,253(A)       .21%

Albert Ominsky                   71          1982         44,870(A)       .43%
                                                          37,746(B)      1.91%

Gregory T. Reardon               51          1997          9,201(A)       .09%

Robert R. Tabas (2) (5)          49          1988         60,861(A)       .58%
                                                           6,072(B)       .31%

NOMINEES FOR CLASS III DIRECTORS
Carl M. Cousins                              72       1993          11,919(A)             .11%

John M. Decker                               44       1988          46,822(A)             .44%

Evelyn R. Tabas (3) (5)                      80       2002       1,772,232(A)           16.81%
                                                                   452,830(B)           22.89%

Lee E. Tabas (4) (5)                         55       1980         360,972(A)            3.42%
                                                                    60,505(B)            3.06%

Edward B. Tepper                             65       1986          29,065(A)             .28%
                                                                        12(B)             .00%

All Directors and                                                6,017,675(A)           57.07%
executive officers as a group                                    1,734,695(B)           87.68%
and Tabas Family Trusts (18 persons) (1)

Non-Director Executive Officers are Jeffrey T. Hanuscin, Chief Financial Office and George J. McDonough, Corporate Secretary.

The information in the preceding table was furnished by the beneficial owners or their representatives and includes direct and indirect ownership.

We assume full conversion of Class B common stock to Class A common stock at the current conversion factor of 1.15 shares of Class A common stock for each share of Class B common stock. In calculating the tabulated percent of class for each officer and director who has exercisable stock options, the additional shares of Class A common stock to which the officer and director would be entitled upon the exercise of his options were added to the shares of Class A common stock currently held by the Officer and Director and to the total number of shares of Class A common stock outstanding assuming the officer and Directors exercised all outstanding exercisable options.

The percent of stock assumes all outstanding exercisable options and options exercisable within 60 days of February 28, 2005, issued to Directors and officers, have been exercised and therefore, on a pro forma basis, 10,544,414 shares of Class A common stock would be outstanding at February 28, 2005.

(1) James J. McSwiggan shares with Evelyn R. Tabas and Nicholas Randazzo voting and dispositive control over 1,463,933 shares of Class A common stock and 452,830 shares of Class B common stock held in various Tabas family trusts. These shares are not included in the share ownership reported in this table for Mr. McSwiggan. See footnote (2) on page 2.

(2) Linda Tabas Stempel shares with Robert R. Tabas and Nicholas Randazzo voting and dispositive control over 3,388,329 shares of Class A common stock and 1,046,481 shares of Class B common stock held in the Daniel M. Tabas Trust. These shares are not included in the share ownership reported in this table for Linda Tabas Stempel or for Robert R. Tabas. See footnote
      (1) on page 2.

(3)   See footnote (2) and (4) on page 2.

(4) The 360,972 shares of Class A common stock and 60,505 shares of Class B common stock beneficially owned by Lee. E. Tabas include: 309,712 shares of Class A common stock owned jointly with his wife, Nancy Tabas: 4,835 shares of Class A common stock and 54,983 shares of Class B common stock owned by his wife, Nancy Tabas: and 38,239 shares of Class A common stock and 5,522 shares of Class B common stock held by Mr. Tabas as custodian for his children. In calculating the tabulated percent of class, the options to purchase 8,186 shares of Class A common stocker were added to the shares of Class A common stock currently held by Mr. Tabas and to the total number of shares of Class A common stock outstanding assuming all options exercisable within 60 days of February 28,2005, held by Mr. Tabas, were exercised.

(5) Evelyn. R. Tabas, Lee. E. Tabas, Robert R. Tabas, Murray Stempel, Linda Tabas, Howard Wurzak and members of their immediate families and their affiliates, in the aggregate, own 5,622,167 shares of Class A common stock (53.32% of Class A) and 1,565,888 shares of Class B common stock (79.15% of Class B), or (57.90% of Class A) assuming full conversion of Class B common stock to Class A common stock at a current conversion factor of
      1.15 shares of Class A common stock for each share of Class B common stock.

                                CLASS I DIRECTORS

      Joseph P. Campbell is the President and Chief Executive Officer of the Corporation and a Director of the Corporation.

      James J. McSwiggan is the Chief Operating Officer of the Corporation and a Director of the Corporation.

      Linda Tabas Stempel is a Director of the Corporation, and is Director of Investor Relations for the Corporation. She is the daughter of Evelyn R. Tabas, the wife of Murray Stempel, III, the sister of Lee E. Tabas and Robert R. Tabas and the sister-in-law of Howard Wurzak.

      Murray Stempel, III is an Executive Vice President of Royal Bank America and a Director of the Corporation. Mr. Stempel is the son-in-law of Evelyn R. Tabas, the husband of Linda Tabas Stempel and the brother-in-law of Lee E. Tabas, Robert R. Tabas and Howard Wurzak.

      Howard Wurzak is a Director of the Corporation, and is President and CEO of the Hilton Hotel Philadelphia, Regency Palace and Ramada Plaza Hotel and Wurzak Management Corporation. He is the son-in-law of Evelyn R. Tabas, and the brother-in-law of Lee E. Tabas, Robert R. Tabas, Murray Stempel, III and Linda Tabas Stempel.

                               CLASS II DIRECTORS

      Jack R. Loew is a Director of the Corporation, and is the President of J. Loew & Associates, Inc., a real estate development firm specializing in office, industrial and retail properties.

      Anthony J. Micale is a Director of the Corporation, is President of Micale Management Corporation and owns and operates ten McDonald's restaurants.

      Mitchell L. Morgan is a Director of the Corporation, and is President of Morgan Properties which owns and manages over 16,500 apartment units.

      Albert Ominsky is a Director of the Corporation, is an attorney and President of the law firm of Ominsky & Ominsky, P.C. in Philadelphia, Pennsylvania.

      Gregory T. Reardon is a Director of the Corporation, is a certified valuation analyst, a licensed certified public accountant, and is President of the Reardon Group, Inc. The Reardon Group, located in Glen Mills, Pennsylvania and Wilmington, Delaware, comprises Weiss - Reardon & Company, P.C. (a regional public accounting firm); Reardon Consulting, Inc. (a management consulting firm); and Valuation Advisors, Inc. (a business valuation firm). The Reardon Group is devoted to healthcare and other highly regulated industries.

      Robert R. Tabas is the Chairman of the Board and a Director of the Corporation; and is an Executive Vice President of Royal Bank America. He is the son of Evelyn R. Tabas, the brother of Lee E. Tabas and Linda Tabas Stempel and the brother-in-law of Howard Wurzak and Murray Stempel, III.

                        NOMINEES FOR CLASS III DIRECTORS

      Carl M . Cousins is a Director of the Corporation, and is a retired veterinarian.

      John M. Decker is an Executive Vice President of Royal Bank America and a Director of the Corporation.

      Evelyn R. Tabas is a Director of the Corporation and is involved in a variety of community and charitable causes and endeavors including Trustee, Daniel M. Tabas Family Foundation; Trustee, Bank Street College; Director, United Cerebral Palsy, Philadelphia; Founding Member, American Family Institute; and Advisory Board, Drexel University Department of Education. She is the mother of Lee E. Tabas, Robert R. Tabas and Linda Tabas Stempel and the mother-in-law of Howard Wurzak and Murray Stempel, III.

      Lee E. Tabas is a Director of the Corporation, an adjunct professor at Philadelphia University and an independent investor. He is the son of Evelyn R. Tabas, the brother of Robert Tabas and Linda Tabas Stempel and the brother-in-law of Howard Wurzak and Murray Stempel, III.

      Edward B. Tepper is a Director of the Corporation and the President of Tepper Properties, a real estate investment company in Villanova, Pennsylvania.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The committees of the Board of Directors include the Audit Committee, the Compensation Committee, and the Nominating Committee.

      The Audit Committee met 6 times in 2004. The Audit Committee arranges examinations by the Corporation's independent registered public accounting firm, reviews and evaluates the recommendations of the examinations, receives all reports of examination of the Corporation and the Bank by regulatory agencies, analyzes such reports and reports the results of its analysis of the regulatory reports to the Corporation's Board. The committee also receives reports directly from the Corporation's internal auditors on a quarterly basis, and recommends any action to be taken. The members of the Audit Committee were Gregory T. Reardon, Chairperson, Jack R. Loew, and Anthony J. Micale. The Board of Directors has determined that Gregory T. Reardon is an "Audit Committee Financial Expert" and "Independent" under applicable SEC and NASDAQ Rules.
Edward B. Tepper served as a non-voting advisor to the committee at the committee's discretion.

      The Compensation Committee met 3 times in 2004. The members of this committee were Jack R. Loew, Chairperson, Edward B. Tepper, Carl M. Cousins, Anthony J. Micale, and Robert R. Tabas. The Compensation Committee reviews and determines compensation for all officers and employees of the Corporation. The committee also has the authority to manage, administer, amend and interpret the Corporation's Employees' Stock Option and Appreciation Rights Plan and to determine, among other things:

      o     The employees to whom awards shall be made under the plan;

      o The type of the awards to be made and the amount, size and terms of the awards;

            and

      o     When awards shall be granted.

      The Nominating Committee did not meet in 2004. The members of this committee were Albert Ominsky, Chairman, Carl Cousins and Edward Tepper, each of whom is a non-employee Director. The Committee was formed in 2003 and held its first meeting in 2003. All members of the Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(14) of the NASD listing standards). The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified Director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, Director nominees for each election of Directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Corporation and providing oversight in the evaluation of the Board of each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but its policy is to give due consideration to any and all such candidates. If a shareholder wishes to recommend a Director candidate, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at the Corporation's offices at 732 Montgomery Avenue, Narberth, PA, 19072. The Nominating Committee intends to develop a process for identifying and evaluating all nominees for Director, including any recommended by shareholders, and minimum requirements for nomination. The Nominating Committee has adopted a written Charter that can be accessed on the internet via the Corporation's website at www.royalbankamerica.com.

      The Board of Directors of the Corporation held fourteen formal meetings during 2004. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the various committees on which he or she served. The Corporation has no policy regarding attendance by Directors at the Annual Meeting of Shareholders Meeting, but all Directors attended the May 19, 2004, Annual Meeting of Shareholders.

             Compensation Committee Report on Executive Compensation

      The Board of Directors of Royal Bancshares of Pennsylvania, Inc. is responsible for the governance of the Corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Corporation's shareholders, customers and the communities served by the Corporation and its subsidiaries. To accomplish the strategic goals and objectives of the Corporation, the Board of Directors engages competent persons to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the Corporation's strategic mission. The Corporation provides compensation to its employees.

      The fundamental philosophy of the Corporation and the Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by a committee comprised of four outside Directors. The objectives of the compensation committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans, to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the Corporation, the results of which will be improved shareholder value.

      The compensation of the Chief Executive Officer and the Senior Executive Officers consists of a base salary, profit sharing and perquisites. For 2004, the profit sharing of the CEO and the Senior Executive Officers were directly tied to specific performance goals, some of which are listed below. Along with the financial performance of the Corporation, the compensation committee engaged Palmer & Cay, a recognized compensation and benefits consulting firm, to do an executive compensation analysis of the Corporation's peers. The CEO's 2004 compensation and the compensation of the Senior Executive Officers were based on the Committee's subjective determination after a review of all information, including the below, that it deems relevant. Future methods of determining compensation may differ.

      Consolidated earnings for the twelve months ended December 31, 2004, were $20,033,000, as compared to $18,526,000 for the same period ended in 2003.
Consolidated basic earnings per share for the year ended, December 31, 2004, were $1.60 versus $1.49 for the same period in 2003. Consolidated assets were $1,205,274,000 at December 31, 2004, as compared to $1,154,410,000 at December
31, 2003. Total shareholders equity increased to $140,876,000 at December 31, 2004, as compared to $134,833,000 at December 31, 2003.

      Total compensation opportunities available to the employees of the Corporation are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the Corporation's success. Individuals are reviewed annually on a calendar year basis. The Corporation strives to offer compensation that is competitive with that offered employees of a comparable size and performance in our industry. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.

                             Compensation Committee

                     Jack R. Loew, Chairman
                     Carl M. Cousins, D.V.M.
                     Edward B. Tepper
                     Anthony J. Micale
                     Robert R. Tabas

                           The Audit Committee Report:

      The Audit Committee of the Board of Directors is comprised of 3 Directors, each of whom meets the NASDAQ Standards for "independence". The members of the Audit Committee are: Greg Reardon, Chairman; Anthony Micale; and Jack Loew. The Audit Committee held 6 meetings during calendar year 2004. The Audit Committee operates under a charter adopted by the Board of Directors, which was reviewed and revised in October, 2003.

      The Audit Committee's membership is organized to meet the recommendations of the NASDAQ Audit Committee Policy and the provisions of the Sarbanes-Oxley Act of 2002. Accordingly, the 3 Committee members are: Directors, independent of management, and free from relationships that, in accordance with our Board's interpretations, could interfere with the exercise of the independent judgment of our Committee members. No officers or employees of the Corporation or subsidiaries serve on the Committee.

      The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. In fulfilling this responsibility, the Audit Committee recommends the appointment of the Corporation's independent registered public accounting firm, Beard Miller Company LLP, and the continuing appointment of Accume Partners, LLC, a provider of professional and internal auditing services, to direct the role of the Bank's financial, compliance, and internal audit functions.

      All auditing services (which may entail providing comfort letters or consents in connection with securities underwritings) and all non-audit services, provided to the Corporation by the Corporation's auditors have been and will be preapproved by the Committee pursuant to such processes as are determined to be available. This preapproval requirement shall not be applicable with respect to the provision of non-audit services, if:

                  (i) the aggregate amount of all such non-audit services provided to the Corporation constitutes not more than 5 percent of the total amount of revenues paid by Corporation to its auditor during the fiscal year in which the non-audit services are provided;

                  (ii) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

                  (iii) such  services are promptly  brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

      The Audit Committee discussed, with the internal auditors and the independent registered public accounting firm, the overall scope and specific plans for their respective audits. The Audit Committee also discussed with both, and separately with management, the Corporation's consolidated financial statements and the adequacy of the Corporation's internal controls.

      The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and overall quality of the Corporation's financial reporting.

      Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements and the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of the significant judgments; and the clarity of disclosures in the financial statements.

      In reliance on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

      Fees pertaining to services rendered to the Corporation and the Bank by Beard Miller Company, LLP during the year ended December 31, 2004 and Grant Thornton, LLP for year ended December 31, 2003 were as follows:

                                    Year Ended December 31,
                                        2004      2003
                                        ----      ----

           Audit fees                 $123,984   $87,000
           Audit related fees         $     --   $ 8,600
           Tax fees                   $     --   $15,000
           All other fees             $     --   $    --

      Audit Fees include fees billed for professional services rendered for the audit of the annual financial statement, internal controls and fees billed for the review of financial statements, including expenses, included in the Corporation's Forms 10-Q and services that are normally provided by Beard Miller Company LLP for 2004 and Grant Thornton, LLP for 2003 in connection with statutory and regulatory filings or engagements.

      Audit Related Fees for 2003 include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the registrants financial statements and are not reported under the Audit Fees section of the table above. Audit Related Fees are limited to audit of the bank's 401K Plan.

      Tax Fees for 2003 include fees billed for professional services rendered by Grant Thornton, LLP for tax compliance, tax advice, and tax planning. These services include review and preparation of the Corporation's federal and state tax returns.

      All Other Fees for 2003 include fees billed for products and services provided by Grant Thornton, LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

      The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company's independence.

                                 Audit Committee

                          Gregory T. Reardon, Chairman
                                Anthony J. Micale
                                  Jack R. Loew

                  Independent Registered Public Accounting Firm

      The Audit Committee selected Beard Miller Company LLP as the Corporation's principal independent registered public accounting firm for 2005. Representatives of Beard Miller Company LLP will attend the Corporation's Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so, and will be expected to be available to respond to appropriate questions.

          REMUNERATION OF DIRECTORS AND OFFICERS AND OTHER TRANSACTIONS

      Each member of the Board of Directors received a fee of $1,250 per board meeting attended and a $10,000 annual retainer, payable in quarterly amounts of $2,500. Additionally, Directors who are not employees received $500 for each committee meeting attended. In addition to board and committee fees, Director, Gregory T. Reardon received $7,500 in 2004 as compensation for his duties as Chairman of the Corporation's Audit Committee.

                     Supplemental Executive Retirement Plan

The bank has established the Royal Bank Supplemental Executive Retirement Plan for its executive officers and other key employees for the purpose of providing supplemental income benefits to plan participants or their survivors upon participants' retirement or post-retirement death. The bank has established and maintains a grantor "rabbi" trust for the purpose of accumulating funds with which to meet the bank's future obligations under the plan. Although the trust is irrevocable and assets contributed to the trust can only be used to pay the benefits, with certain exceptions, the benefits under the plan remain obligations of the bank. The bank has purchased company-owned life insurance policies for its benefit on the lives of certain participants estimated to be sufficient to recover, over time, the cost of benefits provided plus the cost of insurance. Estimated annual benefits payable upon retirement to participants are intended to provide participants a single life annuity with 120 months certain, commencing at normal retirement age 60, at a rate of 50% of each Group 1 participant's final average recognized compensation (averaged over the three consecutive years which produce the highest average), not to exceed $185,000 in addition each Group 1 participant will receive the average of three consecutive years of performance pay with a limit of 25% not to exceed $80,000; at the rate of up to a maximum of 50% of each Group 2 participant's final average recognized compensation (averaged over the 3 consecutive years that produce the highest average), not to exceed $50,000; and at the rate of up to a maximum of 35% of each Group 3 participant's final average recognized compensation (averaged over the three consecutive years which produce the highest average), not to exceed $20,000. To encourage continued employment after the plan retirement age of 60, the compensation committee has the authority to increase the base salary percentage to 70% for Group 1, 50% for Group 2 and 35% for Group 3 participants.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                   ESTIMATED MAXIMUM ANNUAL BENEFITS AT AGE 60

                  Final Average
Final Average    Performance Pay     Group 1         Group 2         Group 3
Salary (FAS)         (FAPP)        Participants   Participants    Participants
------------         ------        ------------   ------------    ------------
         75,000           55,000         51,250         26,250          15,000
        100,000           72,000         68,000         35,000          20,000
        125,000           90,000         85,000         43,750          20,000
        150,000          107,000        101,750         50,000          20,000
        175,000          125,000        118,750         50,000          20,000
        200,000          135,000        133,750         50,000          20,000
        300,000          265,000        216,250         50,000          20,000
        375,000          332,000        265,000         50,000          20,000

(1) Includes benefits from the addition of performance pay at 25% of the average of the 3 prior years of compensation at an amount not to exceed $80,000.

Employee Option Grants in Fiscal Year 2004

                                                                                             Potential Realized
                                                                                                   Value at
                                                                                                Assumed Annual
                             Number of           % of Total                                  Rates of Stock Price
                             Securities           Options          Exercise                     Appreciation for
                             Underlying          Granted to        or Base                       Option Term ($)
                              Options            Employees          Price       Expiration  -------------------------
        Name             Granted (#)(1)(2)     In Fiscal Year    ($/Sh)(2)(3)      Date         5%             10%
---------------------------------------------------------------------------------------------------------------------
Joseph P. Campbell             53,901               20.64%           23.97        4/21/14     812,563       2,059,126
James J. McSwiggan             23,063                8.83%           23.97        4/21/14     347,606         881,053
Robert R. Tabas                19,309                7.39%           23.97        4/21/14     291,076         737,643
John M. Decker                 16,090                6.16%           23.97        4/21/14     242,550         614,670
Murray Stempel, III            16,090                6.16%           23.97        4/21/14     242,550         614,670

(1) Pursuant to the, Stock Option Plan, the options are exercisable at 20% per year after the date of grant and must be exercised within ten years of the grant (April 21, 2004).

(2) The number of securities underlying stock options and the stock exercise price has been adjusted for the Corporation's December 2004 stock dividend.

(3) The exercise price is equal to the fair market value at the time of grant of the option, as determined by Stock Option Plan, adjusted for December 2004 stock dividend.

(4) Options terminate immediately if a participant ceases to be employed by the Corporation as an officer of key employee. However, if a participant's employment ceases due to the participant's retirement with Corporation`s consent, the participant my exercise the stock options within three months after cessation of employment.

Aggregated Option/SAR Exercises in Last Fiscal Year and 2004 Option/SAR Values

                                                              Number of Securities                     Value of
                                                             Underlying Unexercised              Unexercised in-the-money
                            Shares                                Options/SARS                       Options/SARS at
                           Acquired                            December 31, 2004(2)                December 31, 2004(3)
                              on            Value              --------------------                --------------------
  Name                    Exercise(#)   Realized($)(1)    Exercisable(#)  Unexercisable(#)     Exercisable($)  Unexercisable($)
-------------------       -----------   --------------    --------------  ----------------     --------------  ----------------
Joseph P. Campbell              --               --          51,198          102,234               618,710          562,416

James J. McSwiggan           4,901          218,751          26,891           44,335               336,150          247,370

Robert R. Tabas              4,573          180,734          22,707           36,496               286,593          200,777

John M. Decker               2,844          116,126          16,795           29,695               209,075          159,715

Murray Stempel, III          1,002           44,669          15,005           29,676               181,362          159,454

(1) Value realized is the total market value of the underlying securities on the date of exercise minus the total exercise price for the options exercised.

(2) The number of securities underlying stock options and the stock exercise price has been adjusted for the Corporation's December 2004 stock dividend.

(3) Value of unexercised options/SARS is based upon the closing stock price at December 31, 2004, of $26.49.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following two tables disclose the number of outstanding options, warrants and rights granted by the Corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under the plans. The tables provide this information separately for equity compensation plans that have and have not been approved by security holders.

                                                      (a)                             (b)                     (c)
                                            Number of securities to           Weighted-average        Number of securities
                                                 be issued upon                exercise price of    remaining available for
                                            exercise of outstanding          outstanding options,    future issuance under
                                             options, warrants and            warrants and rights     equity compensation
                                                     rights                                             plans (excluding
                                                                                                    securities reflected in
                                                                                                           column(a)
Outside Directors Stock Option Plan
Equity compensation plan approved
by stockholders                                      79,044                         $17.29                   66,903

Equity compensation plan not
approved by stockholders                                 --                             --                       --
                                                     ------                         ------                   ------
                                                     79,044                         $17.29                   66,903
Total


                                                      (a)                             (b)                      (c)
                                            Number of securities to            Weighted-average       Number of securities
                                                 be issued upon                exercise price of    remaining available for
                                            exercise of outstanding          outstanding options,    future issuance under
                                             options, warrants and            warrants and rights     equity compensation
                                                     rights                                             plans (excluding
                                                                                                    securities reflected in
                                                                                                           column (a)
Employees Stock Option Plan                         593,539                         $19.18                   77,026
Equity compensation plan approved
by stockholders

Equity compensation plan not
approved by stockholders                                 --                             --                       --
                                                     ------                         ------                   ------
                                                    593,539                         $19.18                   77,026
Total

      During 2004, no present or former officer or employee of the Corporation or its subsidiaries, and no individual who had a relationship with the Corporation, requiring disclosure under Item 404 of Regulation S-K, participated in deliberations of the Compensation Committee concerning executive officer compensation. Joseph P. Campbell and James J. McSwiggan attended portions of the meetings at the request of the committee chairperson in a non-voting capacity.

Summary Compensation Table

      The following table sets forth all compensation paid by the Corporation to the Chief Executive Officer and each of the four most highly compensated non-CEO executive officers whose total annual salary and profit sharing exceeded $100,000 in 2004, for services rendered during the past three fiscal years.

                                          Annual Compensation                           Long Term Compensation
                              --------------------------------------------------------------------------------------------
                                                                                 Value       Securities
                                                                    Other       Options      Underlying          401K
                                                       Profit       Annual       SARS         Options            Plan
                                                      Sharing    Compensation  Exercised      Granted        Contribution
                               Year    Salary($)      ($)(1)         ($)          ($)         (#)(2)            ($)(3)
                               ----    ---------      ------         ---          ---         ------            ------
Name and Principal Position

                               2004     364,500       322,281       50,336           --        53,901            2,500
Joseph P. Campbell             2003     337,500       303,448       29,852           --        25,100            2,500
President & CEO                2002     257,452       259,777       14,000      640,500        24,463            2,500

James J. McSwiggan             2004     232,200       157,008       34,050      218,751        23,063            2,500
Chief Operating Officer        2003     215,000       147,834       23,600      270,986        10,386            2,500
                               2002     161,827       113,938       14,000      166,446        11,301            2,500

Robert R. Tabas                2004     194,400       115,690       35,300      180,734        19,309            2,500
Chairman of the Board          2003     180,000       112,820       23,600      292,438         8,695            2,500
                               2002     127,500        77,477       14,000      434,159         8,904            2,500

John M. Decker                 2004     162,000       111,559       34,050      116,126        16,090            2,500
Executive Vice President       2003     150,000       101,149       23,600      152,767         7,246            2,500
                               2002      98,077        64,534       14,000       92,124         6,849            2,500

Murray Stempel, III            2004     162,000       119,822       35,300       44,669        16,090            2,500
Executive Vice President       2003     150,000       112,820       23,600       30,381         7,247            2,500
                               2002      98,077        77,443       14,000           --         6,849            2,500

(1) Profit sharing of Joseph P. Campbell, Robert R. Tabas, James J. McSwiggan, Murray Stempel, III and John M. Decker are performance based and tied to goals set by the Compensation Committee.

(2)   Securities   underlying   stock   options  have  been   adjusted  for  the
      Corporation's 2004 stock dividend.

(3) Consists of the Bank's contribution to its Employee 401(k) Pension Plan, under which the Board of Directors has an obligation to match 100% of the total employee contributions up to an annual maximum of $2,500. The Plan was administered by Principal Financial Group, Inc. Each employee participant is entitled to contribute up to 15% of his gross salary. Senior management executives are asked to refrain from contributing to the plan in the event the administrator determines their contributions would make the Plan top heavy. Each participant in the Plan will have credited to his Participant's Benefit Account his proportionate share of all appropriate amounts. Future benefits are based on future contributions.

                     ITEM 2 APPROVAL OF AN AMENDMENT TO THE
                    STOCK OPTION AND APPRECIATION RIGHT PLAN

      The Board of Directors is, recommending that the shareholders approve an amendment to the Stock Option Plan to reserve an additional 150,000 shares of the Corporation's common stock for issuance under the Stock Option Plan. The Board is not asking the shareholders to approve a new stock option plan at this time. The current plan, adopted in 1996 after approval of the shareholders of the Corporation, authorized the issuance of 1,500,000 shares and provided that awards of options and stock appreciation rights ("SARs") could be granted over a period of ten years (until April 18, 2006). Options and SARs can, therefore, be granted under the current plan until April 18, 2006. The Board anticipates that it will present a new option plan for shareholder approval at the 2006 Annual Meeting. At this time, the Compensation Committee desires time to consult with an independent third party and carefully review any proposed terms of a new plan. Rather than present a new plan now for approval, the Compensation Committee feels it is prudent to simply request approval of the issuance of additional shares in order to have sufficient shares to make awards through April 18, 2006. All other terms of the Stock Options Plan will remain in full force and effect. The principal terms of the Stock Option Plan are summarized below. This summary is qualified in its entirety by reference to the terms of the Stock Option Plan set forth in the plan document attached to this Proxy Statement as Exhibit A.

Purpose of Plan. The purpose is to further long-term growth of the corporation by offering incentive compensation related to long-term performance goals to officers and key employees responsible for such growth.

Administration of Plan. The Plan is administered by the compensation committee appointed by the Board of Directors. The committee has full and final authority to interpret the provisions of the Plan, decide all questions of fact arising regarding application of the Plan and to determine the employees to whom awards shall be made.

Stock Subject to Plan. 1,650,000 shares of Class A common stock were approved for issuance in 1996. The Board is requesting shareholder approval of an additional 150,000 shares. At no time shall the maximum number of shares of stock that may be optioned under the plan exceed 16% of the shares outstanding.

Eligibility to Receive Awards under the Plan. Employees eligible to receive awards are limited to officers and other key employees of the corporation who are in positions to make decisions and take actions which will have a significant impact upon the profitability and success of the corporation. Directors who are not officers or employees of the corporation are no eligible to participate in the Plan.

Form of Awards. Awards are stock options to purchase a number of Class A common stocks and an equal number of SARs.

Option Price. The purchase price of stock subject to a stock option is the fair market value of the stock at the time of grant of the stock option.

Exercise Term. The committee determines the period of time during which stock options may be exercised. Not more than 20% of an option award shall be exercisable for each year of satisfactory employment completed after the award of the stock option. No stock option shall be exercised after ten years from the date of the grant of the stock option.

Termination of Employment. In the event a Plan participant ceases to be an officer or key employee of the corporation, other than due to retirement with the corporation's consent, death, or disability, the stock options are immediately terminate. In the event of termination of employment due to retirement with the corporation's consent, death or disability, the participant or the participants successor shall have the right to exercise the stock option for a period of three months after such termination.

Transferability. A stock option is not transferable other than by will or the laws of descent and distribution.

Non-Qualified Stock Options. The stock options do not qualify as Incentive Stock Options under the Internal Revenue Code.

Stock Appreciation Right. An SAR entitles the participant to receive upon exercise, all or a portion of the excess of (i) the fair market value of the shares at the time of exercise over (ii) the exercise price (100% of the fair market value at the time of grant).

Coordination of SAR with Stock Option. An SAR is granted only in connection with a contemporaneously granted stock option for an identical number of shares of stock. The SAR is exercisable for the identical number of shares of stock. The SAR is exercisable for the identical number of shares that the participant could purchase through the exercise of an option.

Terms applicable generally to Options also applicable to SARs. Terms of the Plan governing the exercise term, number of shares, rights upon termination of employment and transferability of SARs are similar to those governing stock options.

                         COMMON STOCK PERFORMANCE GRAPH

      The performance graph on the following page shows cumulative investment returns to shareholders based on the assumption that an investment of $100 was made on December 31, 1999 (with all dividends reinvested), in each of the following:

            o     Royal Bancshares of Pennsylvania, Inc. Class A common stock;

            o The stock of all United States companies trading on the NASDAQ market;

            o Common stock of the 2004 peer group of Mid-Atlantic Banks with total assets between $750 Million and $1.5 Billion.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.

                                 [GRAPH OMITTED]

The above graph was prepared by SNL Financial LC (C) 2005.

--------------------------------------------------------------------------------------------------------------------------
                                                                           Period Ending
--------------------------------------------------------------------------------------------------------------------------
Index                                          12/31/99     12/31/00     12/31/01      12/31/02     12/31/03     12/31/04
--------------------------------------------------------------------------------------------------------------------------
Royal Bancshares of Pennsylvania, Inc.           100.00        99.52       157.16        185.34       237.55       272.38
--------------------------------------------------------------------------------------------------------------------------
NASDAQ - Total US*                               100.00        60.82        48.16         33.11        49.93        54.49
--------------------------------------------------------------------------------------------------------------------------
Royal Bancshares Peer Group*                     100.00        97.15       132.82        168.41       220.62       234.96
--------------------------------------------------------------------------------------------------------------------------

* Royal Bancshares Peer Group consists of twenty banks headquartered in the Mid-Atlantic region, trade on the major exchanges, and have total assets between $750M and $1.5B.

                        BENEFICIAL OWNERSHIP - COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's Officers and Directors, and persons who own more than 10% of the registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Corporation copies of all Section 16(a) forms they file.

      Based solely on its review of forms received from certain reporting persons, or written representations from reporting persons that no Form 5's were required for those persons, the Corporation believes that during the period January 1, 2004 through December 31, 2004, its Officers and Directors were in material compliance with all filing requirements applicable to them.

       ITEM 3 SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

      The Audit Committee and the Board of Directors of Royal Bancshares of Pennsylvania, Inc. believes it appropriate to submit for action by the stockholders of Royal Bancshares of Pennsylvania Inc. the Audit Committee's selection of Beard Miller Company LLP as the independent registered public accounting firm for Royal Bancshares of Pennsylvania, Inc for the year 2005. A representative of Beard Miller Company LLP is expected to be present at the annual meeting, with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

      The proposal for the ratification of the Audit Committee's selection of Beard Miller Company LLP as independent registered public accounting firm for 2005 requires for its adoption the favorable vote of the holders of shares of Class A and Class B Common Stock representing at least a majority of outstanding shares of Class A and Class B shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

      The  Board  of  Directors  of  Royal   Bancshares  of  Pennsylvania   Inc.
unanimously recommends a vote FOR the ratification of the Audit Committee's selection of Beard Miller Company LLP.

            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      In the ordinary course of business, Royal Bank America, the Corporation's wholly-owned banking subsidiary, has had, and expects to have in the future, banking transactions with Directors, Officers of the bank, principal shareholders of the Corporation and their associates which involve substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the time for comparable transactions with others, and no more than the normal risk of collectability or other unfavorable features.

      The largest aggregate amount of indebtedness to the Corporation and the bank during the year 2004, by all Directors and Officers of the Corporation and bank as a group, and their affiliates, was $4,699,000. The total of such outstanding loans at December 31, 2004, was $4,723,000 (including available funds not disbursed), representing 3.4% of shareholder's equity in the Corporation. Interest rates for fixed rate loans ranged from 5.25 percent to
6.25 percent. There is one floating rate loan based on 90 day LIBOR plus 300 basis points.

      The Corporation has had and intends to have business transactions in the ordinary course of business with Directors, Officers and associates on comparable terms as those prevailing from time to time for other non-affiliated vendors of the Corporation. During 2004, the Corporation used the services of the Hilton Philadelphia Hotel and banquet facilities for Board of Director's meetings. The Hilton Philadelphia Hotel complex is managed by Howard Wurzak and owned by Stoudt Road Hotel Development, 50% of which is owned by Evelyn R. Tabas and 50% of which is owned by the Estate of Daniel M. Tabas.

                             EMPLOYEE CODE OF ETHICS

      In 2004, as required by law and regulation, we amended our Code of Ethics. Our employee Code of Ethics is applicable to our Directors, Officers and employees. The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The Board periodically receives reports on our compliance program. The Code of Ethics is posted on our website at www.royalbankamerica.com. We have also filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2004 Annual Report on Form 10-K.

                                LEGAL PROCEEDINGS

      In the opinion of the management of the Corporation, there are no proceedings pending to which the Corporation and the bank are a party or to which its property is subject, which, if determined adversely to the Corporation and the bank, would be material in relation to the Corporation's and the Bank's financial condition. There are no proceedings pending other than litigation incident to the business of the Corporation and the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation or the Bank by government authorities.

                              SHAREHOLDER PROPOSALS
                                AND COMMUNICATION

      Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation's proxy statement for its 2006 Annual Meeting of Shareholders must deliver the proposal in writing to the Secretary of Royal Bancshares of Pennsylvania, Inc. at its principal executive offices, 732 Montgomery Avenue, Narberth, Pennsylvania 19072, not later than December 20, 2005. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the Corporation's Bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than 60 days prior to the date of the annual meeting of shareholders or not later than 7 days after the date on which notice was given for any other meeting of shareholders called for the election of one or more Directors.

      Any shareholder who wishes to communicate with the Board of Directors may send correspondence to Joseph P. Campbell, President and CEO, Royal Bank America at 732 Montgomery Avenue, Narberth, PA, 19072, Phone # (610) 668-4700, or by sending an electronic message to Mr. Campbell at jcampbell@royalbankamerica.com. Mr. Campbell will submit your correspondence to the Board of Directors or the appropriate committee as applicable.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the proxyholders intent to vote on such matters in accordance with their best judgment.

                                    EXHIBIT A

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                    STOCK OPTION AND APPRECIATION RIGHT PLAN

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                    STOCK OPTION AND APPRECIATION RIGHT PLAN

     Section                                                              Page
     -------                                                              ----

1.   Purpose .........................................................      i

2.   Definitions .....................................................      i

3.   Administration ..................................................     i-ii

4.   Stock Subject to the Plan .......................................      ii

5.   Eligibility to Receive Awards ...................................      ii

6.   Form of Awards ..................................................      ii

7.   Stock Options ...................................................    ii-iii

8.   Stock Appreciation Right ........................................    iii-iv

9.   General Restrictions ............................................     iv-v

10.  Single or Multiple Agreements ...................................      v

11.  Rights of a Shareholder .........................................      v

12.  Termination of Employment .......................................      v

13.  Rights in Event of Death or Disability ..........................      v

14.  Withholding .....................................................      vi

15.  Non-Assignability ...............................................      vi

16.  Non-Uniform Determinations ......................................      vi

17.  Participants Not Obligated ......................................      vi

18.  Effect of Changes in Stock Subject to the Plan ..................      vi

19.  Reservation of Shares of Stock ..................................     vii

20.  Amendment .......................................................     vii

21.  Effect on Other Plans ...........................................     vii

22.  Effective Date and Duration of the Plan .........................     vii

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                    STOCK OPTION AND APPRECIATION RIGHT PLAN

Section 1. Purpose.

      1.1 The purpose of the Royal Bancshares of Pennsylvania, Inc. Stock Option and Appreciation Right Plan (the "Plan") is to further the long-term growth of Royal Bancshares of Pennsylvania, Inc. (the "Corporation") by offering incentive compensation related to long-term performance goals of those officers and other key employees who will be responsible for planning for and directing such growth. The Plan is also intended to be a means of reinforcing the commonality of interest between the Corporation and its officers and key employees and to be an aid in attracting and retaining officers and other key employees of outstanding abilities and specialized skills. The Corporation hopes to achieve these purposes through the grant of options to purchase shares of the Corporation's Class "A" Common Stock and the grant of stock appreciation rights.

Section 2. Definitions.

      2.1 Unless otherwise required by the context, the following terms shall have the meaning set forth below:

            (a) "Board" shall mean the Corporation's Board of Directors.

            (b) "Committee" shall mean a minimum of three individuals and a maximum of five individuals appointed by the Board. The Board of Directors may appoint any individual, whether or not a director, to serve as a Committee member, provided that such individual is ineligible and has been ineligible for a one year period prior to appointment to the Committee for selection as a person to whom a Stock Option or Stock Appreciation Right may be granted pursuant to this Plan or any other similar plan of the Board. The Committee shall be called the "Royal Bancshares of Pennsylvania, Inc. Stock Option and Appreciation Right Plan Committee" and shall have the rights and duties set forth in Section 3 below.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended,

            (d) "Corporation" shall mean Royal Bancshares of Pennsylvania, Inc., a Pennsylvania business Corporation, or any subsidiary thereof that adopts the Plan.

            (e) "Option Price" shall mean the purchase price for Stock under a Stock Option, as determined in Section 7(b) below.

            (f) "Participant" shall mean an officer or other key employee of the Corporation to whom a Stock Option or Stock Appreciation Right is granted under the Plan.

            (g) "Plan" shall mean this Royal Bancshares of Pennsylvania, Inc. Stock Option and Appreciation Right Plan.

            (h)  "Stock"   shall  mean  the  Class  "A"  Common   Stock  of  the
Corporation, par value $2.00.

            (i) "Stock Option" shall mean a right to purchase Stock, granted pursuant to Section 7 below.

            (j) "Stock Appreciation Right" shall mean a right to receive cash granted pursuant to Section 8 below.

            (k) "Subsidiary" shall mean a subsidiary of the Corporation.

Section 3. Administration.

      3.1 The Plan shall be administered by the Compensation Committee ("Committee"). A simple majority of the members of the Committee shall constitute a quorum for the transaction of business. Unless otherwise determined by the Board, the interpretation and construction of any provision of the Plan by the Committee shall be final. No member of the Board or the committee shall be liable for any action or determination made by the member in good faith. The Committee shall have full and final authority in its discretion to interpret the provisions of the Plan; to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

Section 4. Stock Subject to the Plan.

      4.1 Subject to the provisions of Section 18 below and the next sentence of this Section, the maximum number of shares of Stock that may be optioned or sold under the Plan is 1,650,000 shares. However, at no time shall the maximum number of shares of Stock that may be optioned or sold under the Plan exceed sixteen percent (16%) of the shares of Stock outstanding. Such shares may be treasury, or authorized, but unissued, shares of Stock. Except as otherwise provided herein, any shares subject to a Stock Option which for any reason expires or is terminated unexercised, shall again be available under the Plan.

Section 5. Eligibility to Receive Awards.

      5.1 Persons eligible to receive awards under the Plan shall be limited to those officers and other key employees of the Corporation who are in positions in which their decisions, actions and counsel will have a significant impact upon the profitability and success of the Corporation. Directors of the Corporation who are not otherwise officers or employees of the Corporation shall not be eligible to participate in the Plan.

Section 6. Form of Awards.

      6.1 Awards may be made from time to time by the Committee in the form of Stock Options to purchase a number of shares of Stock of the Corporation and an equal number of Stock Appreciation Rights.

Section 7. Stock Options.

      7.1 Stock Options for the purchase of Stock of the Corporation shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

            (a) Employment Agreement

                  The Committee may, in its discretion, include in any Stock Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Corporation for a period of time (specified in the agreement) following the date the Stock Option is granted. No such agreement shall impose upon the Corporation, however, any obligation to employ the participant for any period of time or to maintain the Participant's employment duties or responsibilities.

            (b) Option Price.

                  The purchase price of Stock subject to a Stock Option shall be the fair market value at the time of grant, as determined by the Committee.

            (c) Exercise Term.

                  Subject to the limitations of this Section, the Committee shall determine the period of time within which the Stock Option may be exercised. Each Stock Option agreement shall state such period of time. However, not more than twenty percent (20%) of a Stock Option shall be exercisable for each year of satisfactory employment completed after the award of the Stock Option. Further, no Stock Option shall be exercised after ten (10) years from the date of the grant thereof.

            (d) Payment for Shares.

                  Subject to such payment terms and conditions as may be prescribed by the Committee for such purpose, the purchase price of the shares of Stock with respect to which a Stock Option is exercised shall be payable in full at the time of exercise in cash.

            (e) Number of Shares.

                  Each Stock Option shall state the total number of shares of Stock to which it pertains. The number of shares to which a Participant is entitled under a Stock Option shall be reduced by the number of shares related to the Stock Option that have been previously exercised, by the Participant, No Stock Option may be exercised for a fractional share of Stock.

            (f) Rights Upon Termination of Employment.

                  In the event that a Participant ceases to be an officer or key employee of the Corporation for any cause other than retirement with the Corporation's consent, death, or disability, the Participant's Stock Option shall terminate at the time of termination of employment or upon the transfer to a lesser position of employment so that the employee is no longer deemed to be a key employee. In the event that a Participant retires with the Corporation's consent, dies, or becomes disabled prior to the expiration of the Participant's Stock Option and without having fully exercised the Participant's Stock Option, to the extent that the Stock Option is exercisable at the time of such retirement with the Corporation's consent, death, or disability, the Participant or the Participant's successor shall have the right to exercise the Stock Option during its term within a period of three (3) months after termination of employment due to retirement with the Corporation's consent, death, or disability.

            (g) Nontransferability.

                  Each Stock Option agreement shall state that the Stock Option is not transferable other than pursuant to subsection 7(f) above by will or the laws of descent and distribution, and that during the lifetime of the Participant the Stock Option is exercisable only by the Participant.

            (h) Non-Qualified Stock Option.

                  It is not intended that this Stock Option qualify as an Incentive Stock Option under Section 422A of the Code.

Section 8. Stock Appreciation Right.

      8.1 A Stock Appreciation Right shall be evidenced by a written agreement in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreement shall contain in substance the following terms and conditions:

            (a) Employment Agreement.

                  The Committee may, in its discretion, include in any Stock Appreciation Right granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Corporation for a period of time (specified in the agreement) from the date the Stock Appreciation Right is granted. No such agreement shall impose upon the Corporation, however, any obligation to employ the Participant for any period of time or to maintain the Participant's employment duties or responsibilities.

            (b) Right Value.

                  A Stock Appreciation Right shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the fair market value, as determined by the Committee, of a specified number of shares of Stock at the time of exercise, over (ii) a specified price which shall not be less than one hundred (100%) percent of the fair market value, as determined by the Committee, of the specified number of shares of Stock at the time the right is granted, as adjusted pursuant to Section 18 below.

            (c) Coordination with. Stock Option.

                  A Stock Appreciation Right shall be granted only in connection with a contemporaneously granted Stock Option for an identical number of shares of Stock for which the Stock Option has been granted. A Stock Appreciation Right shall be exercised for the identical number of shares to be purchased by the Participant through the exercise of a Stock Option.

            (d) Exercise Term.

                  Subject to the limitation of this Section, the Committee shall determine the period of time within which the Stock Appreciation Right may be exercised. Each Stock Appreciation Right agreement shall state such period of time. However, not more than twenty percent (20%) of a Stock Appreciation Right shall be exercisable for each year of satisfactory employment completed after the award of the Stock Appreciation Right. Further, no Stock Appreciation Right shall be exercisable after ten (10) years from the date of the award thereof.

            (e) Number of Shares.

                  Each Stock Appreciation Right shall state the total number of shares of Stock to which it pertains. The number of shares to which a Participant is entitled under a Stock Appreciation Right shall be equal to the number of shares in the contemporaneously granted Stock Option, (described in Section 7 above).

            (f) Rights Upon Termination of Employment.

                  In the event that a participant ceases to be an officer or key employee of the Corporation for any cause other than retirement with the Corporation's consent, death, or disability, the Participant's Stock Appreciation Right shall terminate at the time of termination of employment or upon the transfer to a lesser position of employment so that the employee is no longer deemed to be a key employee. In the event that a Participant retires with the Corporation's consent, dies, or becomes disabled prior to the expiration of the Participant's Stock Appreciation Right and without having fully exercised the Participant's Stock Appreciation Right; to the extent that the Stock Appreciation Right is exercisable at the time of such retirement with the Corporation's consent, death, or disability by the Participant, such Participant or .(;)such Participant's successor shall have the right to exercise the Stock Appreciation Right during its term within a period of three (3) months after termination of employment due to retirement with the Corporation's consent, death or disability.

            (g) Nontransferabilitv.

                  Each Stock Appreciation Right agreement shall state that the Stock Appreciation Right is not transferable other than pursuant to subsection 8(f) above by will or the laws of descent and distribution; and that during the lifetime of the Participant, the Stock Appreciation Right is exercisable only by the Participant.

            (h) Payment.

                  Upon exercise of a Stock Appreciation Right, payment shall be made in cash, at the same time arid subject to the same terms and conditions as the payment for the matching Stock Option.

            (i) Manner of Exercise.

                  A Participant shall exercise a Stock Appreciation Right by giving the Corporation written notice of such exercise accompanying the Participant's notice of the exercise of a Stock Option for an identical number of shares of Stock. The date upon which such written notice is received by the Corporation shall be the exercise date for the Stock Appreciation Right.

            (j) Other Terms.

                  A Stock Appreciation Right shall be granted in such manner and such form, and subject to such additional terms and conditions as the committee in its sole discretion deems necessary or desirable, including without limitation, any form or manner in order to avoid any insider-trading liability in connection with a Stock Appreciation Right under Section 16 (b) of the Securities Exchange Act of 1934.

Section 9. General Restrictions.

      9.1 Each award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Stock is necessary or desirable as a condition of or in connection with the granting of such award or the issuance-or purchase of shares of Stock; such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. Moreover, as a condition to the exercise of any portion of a Stock Option, or of any Stock Appreciation Right, the Corporation may require the person exercising such Stock Option or Stock Appreciation Right to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion


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

of the Corporation's counsel, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

Section 10. Single or Multiple Agreements.

      10.1 Multiple forms of awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determine by the Committee.

Section 11. Rights of a Shareholder.

      11.1 The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Stock are issued to the recipient. Promptly after the exercise of a Stock Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing the Participant's ownership of such Stock. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

Section 12. Termination of Employment.

      12.1 Except as provided in this Section 12 and in Section 13 below, if a Participant ceases to be employed by the Corporation as an officer or key employee, the Participant's Stock Option and Stock Appreciation Right shall terminate immediately upon such termination of employment or transfer to a lesser position so that the employee is no longer deemed to be a key employee. However, if a Participant's cessation of employment with the Corporation is due to the Participant's retirement with the Corporation's consent, the Participant may, within three months after such cessation of employment, exercise the Participant's Stock Option and Stock Appreciation Right to the extent that the Participant is entitled to exercise them on the date of cessation of employment. However, in no event shall any Option or Stock Appreciation Right be exercisable more than ten (10) years from the date it was granted. If the Participant engages in employment or activities contrary, in the opinion of the Committee, to the Corporation's best interests, the Committee may cancel an Option or Stock Appreciation Right during the three month period referred to in this paragraph. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the Corporation's consent. Unless overruled by the Board, any such determination of the Committee shall be final and conclusive.

Section 13. Rights in Event of Death or Disability.

      13.1 If a Participant dies or becomes disabled (as determined by the Committee pursuant to the provisions of Section 3 above) while employed by the Corporation, or within three months after having retired with the Corporation's consent, and without having fully exercised the Participant's Stock Option and Stock Appreciation Right; the Participant, the Participant's personal representative, the executor or administrator, or the legatee or heir of the Participant's estate shall have the right within three (3) months thereafter to exercise, such Stock Option and Stock Appreciation Right to the extent that such disabled or deceased Participant is entitled to exercise the Stock Option and Stock Appreciation Right on the date of the Participant's disability or death. However, in no event shall any Stock Option or Stock Appreciation Right be exercisable more than ten (10) years from the date it was granted.


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

Section 14. Withholding.

      14.1 Whenever the Corporation proposes or is required to issue or transfer shares of Stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

Section 15. Non-Assignabilitv.

      15.1 Except by will or by the laws of descent and distribution, no award under the Plan shall be assignable or transferable by the recipient thereof. Except as provided in Section 13 above, during the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

Section 16. Non-Uniform Determinations.

      16.1 The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount, and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

Section 17. Participants Not Obligated.

      17.1 The granting of an Award of a Stock Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such stock Option or Stock Appreciation Right.

Section 18. Effect of Changes in Stock Subject to the Plan.

      18.1 The aggregate number of shares of Stock available for Stock Options under the Plan, the shares subject to any Stock Option, the price per share, and the number of Stock Appreciation Rights shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Corporation. The aforesaid adjustment shall be made in such a manner so that the aggregate amount payable under the Stock Option and the Stock Appreciation Right after the increase or decrease equals the aggregate amount payable prior to such increase or decrease. If the Corporation shall be the surviving Corporation in any merger or consolidation, any Stock Option or Stock Appreciation Right shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Stock Option and Stock Appreciation Right would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Corporation, or upon a merger or consolidation in which the Corporation is not the surviving Corporation, all Stock Options and Stock Appreciation Rights outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section 13 above to exercise a Stock Option or Stock appreciation Right) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Stock Option and Stock Appreciation Right in whole or in part to the extent that such Stock Option and Stock Appreciation Right are otherwise exercisable under the terms of the Plan, without regard to the twenty percent (20%) limitation of Sub-section 5(c) above.


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

Section 19. Reservation of Shares of Stock.

      19.1 The Corporation, during the term of this Plan, shall at all times reserve and keep available, and shall seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority deemed necessary by the Corporation's counsel for the lawful issuance and sale of its Stock hereunder shall relieve the Corporation of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

Section 20. Amendment.

      20.1 Except as provided in the next sentence, the Corporation may terminate or amend the Plan at any time. However, only with shareholder approval, may the Corporation increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to Section 18 above), extend the period during which any award may be exercised, extend the term of the Plan or change the minimum Option Price. The termination, any modification, or amendment of the Plan shall not, without the consent of a Participant, affect a Participant's rights under an award previously granted.

Section 21. Effect on Other Plans.

      21.1 Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Corporation. Unless specifically provided, any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Corporation.

Section 22. Effective Date and Duration of the Plan

      22.1 The Plan shall be effective from the date that the Plan is approved by the Corporation's Board, subject to the ratification of the Board's actions by the Shareholders and shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares of Stock or the payment of cash, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Corporation or is approved by the Corporation's shareholders.

Adopted as of April 18, 1996, amended March 21, 2001 and further amended March 16, 2005 by the Board of Directors of Royal Bancshares of Pennsylvania, Inc.


                                                       /s/ Jeffrey T. Hanuscin

                                                       CHIEF FINANCIAL OFFICER


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